Exhibit 99.1

NEWS RELEASE

For More Information Contact:	For Release - January 22, 2004
J. Downey Bridgwater, President & Chief Executive Officer 713-507-2670 Stephen Raffaele, Chief Financial Officer 713-507-7408

STERLING BANCSHARES REPORTS FOURTH QUARTER RESULTS

HOUSTON, TX, January 22, 2004 — Sterling Bancshares, Inc. (Nasdaq: SBIB) today announced results for the fourth quarter and full year ended December 31, 2003.

Net income for the quarter ended December 31, 2003 was $5.9 million or $0.13 per diluted share compared to $10.4 million, or $0.23 per diluted share earned in the fourth quarter of 2002.

Income from continuing operations for the fourth quarter of 2003 was $5.2 million or $0.12 per diluted share compared to $9.6 million, or $0.22 per diluted share earned during the same period of 2002. During the fourth quarter of 2003, income from discontinued operations was $694 thousand for $0.01 per diluted share.

“2003 was a year of transition for Sterling Bank. The strategic divestiture of Sterling Capital Mortgage Company allows us to focus all of our energy on growing the Sterling Bank franchise,” commented J. Downey Bridgwater, President and Chief Executive Officer. “On October 31st, we completed the purchase of Plaza Bank of San Antonio utilizing capital from the sale of the mortgage company. I, along with all Sterling Bankers, look forward to continuing our success in 2004 of facilitating strategic acquisitions, opening new offices, and hiring experienced bankers within the Houston, Dallas, and San Antonio markets.”

For the full year 2003, net income was $49.1 million or $1.10 per diluted share compared with $36.6 million, or $0.82 per diluted share earned in year 2002. Income from continuing operations for the year 2003 was $28.4 million or $0.64 per diluted share compared to $33.2 million, or $0.74 per diluted share earned during the same period of 2002. For the year 2003, income from discontinued operations was $20.8 million or $0.46 per diluted share.

Fourth Quarter Results

Net interest income was $32.8 million in the fourth quarter of 2003. The net interest margin for the fourth quarter of 2003 was 4.77% compared to 4.78% for the quarter ended September 30, 2003 and 5.34% for the quarter ended December 31, 2002. On a tax equivalent basis, the net interest margin for the fourth quarter of 2003 was 4.81% compared to 4.82% for the quarter ended September 30, 2003 and 5.39% for the fourth quarter of 2002.

Sterling Bancshares, Inc., News Release

January 22, 2004

Average loans held for investment were $2.1 billion for the fourth quarter of 2003, up 2.3% on a linked-quarter basis and up 9.3% from the fourth quarter of last year. Average total deposits for the fourth quarter of 2003 were $2.4 billion, down 10.2% from the fourth quarter of 2002. The decrease in deposits was due, in part, to the divestiture of five banking offices during 2003 wherein $151 million of deposits were included in those sales.

The allowance for credit losses at December 31, 2003 was $30.7 million and represented 1.42% of total loans. At December 31, 2002, the allowance for credit losses represented 1.03% of total loans.

Nonperforming assets were $36.2 million at December 31, 2003 or 1.68% of total loans and foreclosed properties. Net charge-offs in the fourth quarter of 2003 were $4.5 million or 0.85% (annualized) of average total loans, compared to $1.4 million or 0.22% (annualized) of average total loans in the fourth quarter of last year. The provision for credit losses was $3.0 million for the fourth quarter of 2003, up $450 thousand from $2.6 million in the fourth quarter of 2002.

Noninterest income was $7.4 million in the fourth quarter of 2003, down less than one percent on a linked-quarter basis and down 7.6% as compared with the fourth quarter of last year. Noninterest expense for the fourth quarter of 2003 was $29.4 million, down slightly on a linked-quarter basis and down 7.6% as compared with the fourth quarter of 2002.

At December 31, 2003, Sterling had total assets of $3.2 billion, total loans of $2.2 billion and total deposits of $2.4 billion. Shareholders’ equity of $292.6 million represented 9.1% of total assets. Book value per share was $6.55.

Recent Highlights

•	For the second consecutive year, FORTUNE Magazine included Sterling Bank in its list of the 100 Best Companies to Work For. The Bank ranked 27th nationally in the magazine’s 2004 survey of the best companies to work for in America. Sterling Bank was the highest ranked of Houston-based companies and third in Texas.

•	On September 30, 2003, the Company completed the sale of its mortgage-banking subsidiary, Sterling Capital Mortgage Company (“SCMC”). The total sales price was approximately $102 million, including a final sales price settlement during the fourth quarter of 2003. SCMC’s operations were reported previously as the Company’s mortgage-banking segment; which is now reported together with the gain on sale as discontinued operations.

•

Sterling expanded its franchise in the San Antonio market to eight offices with the October 31, 2003 completion of the acquisition of the South Texas Capital Group, Inc., a privately held bank holding company which operated three banking offices

Sterling Bancshares, Inc., News Release

January 22, 2004

under the name of Plaza Bank. This acquisition increased our total assets in this strategic market by approximately $83.5 million.

•	Sterling Bank was awarded #5 overall in the American Society for Training & Development’s 2003 BEST Awards Program. We were proud to be among the 23 organizations from the United States, Canada, Hong Kong, and India receiving an ASTD BEST Award.

About Sterling Bancshares

Sterling Bancshares, Inc., is a Houston-based bank holding company with assets of $3.2 billion operating 37 banking offices in the greater metro areas of Dallas, Houston, and San Antonio, Texas. Our common stock is traded through the Nasdaq National Market System under the symbol “SBIB”.

In conjunction with our fourth quarter earnings release, Downey Bridgwater, President and Chief Executive Officer and Stephen Raffaele, Executive Vice President and Chief Financial Officer invite you to listen to our conference call that will be broadcast live via telephone and over the Internet on Thursday, January 22, 2004 at 11:00 AM Eastern Time. To participate, please visit the Investor Relations section of the Company’s web site at www.banksterling.com or call (847) 413-3401. An audio archive of the call will be available on the web site beginning on Friday, January 23, 2004.

Forward Looking Statement

Except for historical information contained herein, this press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company’s liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company’s business. Please also read the additional risks and factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2002.

Reconciliation of Certain Non-GAAP Measures

This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). Management

Sterling Bancshares, Inc., News Release

January 22, 2004

uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income and net interest margin are calculated on a fully tax-equivalent basis (“FTE”). Management believes that these measures calculated on a FTE basis provide a useful picture of net interest income and net interest margin for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

- Tables to follow -

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended			Year Ended
	Dec. 31, 2003	Sept. 30, 2003	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2002
Profitability
Income from continuing operations	$5,197	$7,425	$9,632	$28,354	$33,183
Income from discontinued operations	$694	$19,916	$720	$20,756	$3,368

Net income	$5,891	$27,341	$10,352	$49,110	$36,551
Earnings per common share from continuing operations
Basic	$0.12	$0.17	$0.22	$0.64	$0.76
Diluted	$0.12	$0.17	$0.22	$0.64	$0.74
Earnings per common share from discontinued operations
Basic	$0.01	$0.45	$0.02	$0.47	$0.08
Diluted	$0.01	$0.44	$0.02	$0.46	$0.08
Earnings per common share
Basic	$0.13	$0.62	$0.24	$1.11	$0.83
Diluted	$0.13	$0.61	$0.23	$1.10	$0.82

Return on average common equity (1)
Total	8.08%	40.60%	16.55%	18.18%	15.48%
Continuing operations	7.13%	11.03%	15.40%	10.50%	14.06%
Return on average assets (1)
Total	0.78%	3.16%	1.19%	1.48%	1.21%
Continuing operations	0.69%	0.86%	1.11%	0.86%	1.10%
Net interest margin (tax equivalent) (2)	4.81%	4.82%	5.39%	4.94%	5.61%
Net interest margin	4.77%	4.78%	5.34%	4.89%	5.55%
Efficiency ratio	73.19%	65.85%	65.48%	66.18%	65.71%

Liquidity and Capital Ratios
Average loans to average deposits	88.81%	108.42%	97.21%	99.91%	92.74%
Average shareholders’ equity to average assets	9.62%	7.79%	7.21%	8.17%	7.83%
Period-end shareholders’ equity to total assets	9.13%	9.19%	6.96%	9.13%	6.96%
Period-end tangible capital to total tangible assets	7.24%	7.65%	5.43%	7.24%	5.43%
Tier 1 capital to risk-weighted assets	12.30%	11.92%	8.41%	12.30%	8.41%
Total capital to risk-weighted assets	15.40%	14.92%	9.29%	15.40%	9.29%
Tier 1 leverage ratio (tier 1 capital to average assets)	10.38%	9.23%	7.81%	10.38%	7.81%

Other Data
Shares used in computing earnings per common share
Basic	44,425	44,202	43,940	44,180	43,872
Diluted	44,889	44,852	44,687	44,648	44,756
End of period common shares outstanding	44,642	44,232	43,983	44,642	43,983
Book value per common share at period-end
Total	$6.55	$6.49	$5.65	$6.55	$5.65
Tangible	$5.09	$5.31	$4.34	$5.09	$4.34
Cash dividends declared per common share	$0.045	$0.045	$0.040	$0.180	$0.160
Common stock dividend payout ratio	33.92%	7.27%	16.97%	16.19%	19.21%
Full-time equivalent employees	1,036	985	1,065	1,036	1,065

(1)	Interim periods annualized
(2)	In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment has been made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.

STERLING BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(dollars in thousands)

	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
ASSETS
Cash and cash equivalents	$136,764	$134,133	$156,674	$124,952	$147,000
Interest-bearing deposits in financial institutions	1,358	1,338	1,239	1,413	1,302
Trading assets	172,825	131,597	137,784	100,252	142,803
Available-for-sale securities, at fair value	522,936	312,005	225,785	232,172	251,165
Held-to-maturity securities, at amortized cost	42,157	45,973	53,473	56,593	61,889
Loans held for sale	26,308	311,729	604,337	481,789	701,301
Loans held for investment	2,130,731	2,010,253	2,042,149	1,979,438	1,943,561

Total loans	2,157,039	2,321,982	2,646,486	2,461,227	2,644,862
Allowance for credit losses	(30,722)	(31,350)	(31,574)	(28,429)	(27,248)

Loans, net	2,126,317	2,290,632	2,614,912	2,432,798	2,617,614
Premises and equipment, net	48,541	44,845	46,688	48,712	51,645
Real estate acquired by foreclosure	2,124	2,669	4,736	5,177	3,358
Goodwill, net	62,933	50,354	50,354	57,714	55,666
Core deposit intangible, net	2,326	1,757	1,868	1,982	2,096
Accrued interest receivable	12,046	11,549	12,125	12,296	15,800
Other assets	74,078	96,602	98,119	114,394	176,348
Assets related to discontinued operations	—	—	41,409	53,940	56,059

TOTAL ASSETS	$3,204,405	$3,123,454	$3,445,166	$3,242,395	$3,582,745

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$834,313	$961,877	$1,030,942	$964,014	$1,016,818
Interest-bearing demand	929,577	862,271	869,760	882,115	919,477
Certificates and other time deposits	654,479	592,114	693,114	683,551	736,777

Total deposits	2,418,369	2,416,262	2,593,816	2,529,680	2,673,072
Other borrowed funds	324,160	231,956	402,800	301,575	509,590
Notes payable	—	17,028	18,694	20,360	21,430
Subordinated debt	46,533	47,453	49,254	—	—
Accrued interest payable and other liabilities	42,747	43,625	5,561	15,358	16,920
Liabilities related to discontinued operations	—	—	33,527	37,028	32,406

Total liabilities	2,831,809	2,756,324	3,103,652	2,904,001	3,253,418

COMMITMENTS AND CONTINGENCIES	—	—	—	—	—

COMPANY-OBLIGATED MANDATORILY REDEEMABLE TRUST PREFERRED SECURITIES	80,000	80,000	80,000	80,000	80,000
SHAREHOLDERS’ EQUITY
Convertible preferred stock	20	20	20	59	59
Common stock	44,642	44,232	44,159	43,993	43,983
Capital surplus	48,953	46,329	45,611	44,717	44,633
Retained earnings	197,819	193,928	168,576	165,919	156,664
Accumulated other comprehensive income—net unrealized gain on available-for-sale securities, net of tax	1,162	2,621	3,148	3,706	3,988

Total shareholders’ equity	292,596	287,130	261,514	258,394	249,327

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,204,405	$3,123,454	$3,445,166	$3,242,395	$3,582,745

STERLING BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended					Year Ended
	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2002
Interest income:
Loans, including fees	$32,766	$40,396	$41,172	$40,024	$44,039	$154,358	$156,902
Securities:
Taxable	3,864	2,162	2,201	2,724	3,004	10,947	13,957
Non-taxable	489	529	595	649	673	2,266	2,890
Trading assets	977	857	871	862	1,291	3,567	4,540
Federal funds sold and securities purchased under agreements to resell	63	27	39	47	48	176	463
Deposits in financial institutions	16	17	17	19	20	69	106

Total interest income	38,175	43,988	44,895	44,325	49,075	171,383	178,858

Interest expense:
Demand and savings deposits	1,016	987	1,288	1,461	1,775	4,752	8,541
Certificates and other time deposits	3,094	3,461	3,827	4,226	4,847	14,608	17,479
Other borrowed funds	504	1,491	1,578	1,348	1,574	4,921	4,946
Notes payable	128	137	155	165	195	585	797
Subordinated Debt	598	589	716	—	—	1,903	—

Total interest expense	5,340	6,665	7,564	7,200	8,391	26,769	31,763

Net interest income	32,835	37,323	37,331	37,125	40,684	144,614	147,095
Provision for credit losses	3,000	4,150	6,098	4,450	2,550	17,698	11,700

Net interest income after provision for credit losses	29,835	33,173	31,233	32,675	38,134	126,916	135,395

Noninterest income:
Customer service fees	3,853	4,061	3,986	4,314	4,515	16,214	16,893
Other	3,528	3,369	3,053	6,914	3,474	16,864	12,718

Total noninterest income	7,381	7,430	7,039	11,228	7,989	33,078	29,611

Noninterest expense:
Salaries and employee benefits	15,609	16,583	16,082	17,251	16,749	65,525	63,430
Occupancy expense	3,656	3,996	3,960	3,752	3,869	15,364	15,181
Technology	1,452	1,289	1,229	1,200	1,305	5,170	5,046
Professional fees	1,324	1,317	1,289	694	1,098	4,624	4,205
Postage and delivery charges	527	527	522	597	586	2,173	2,289
Supplies	311	304	332	354	401	1,301	1,401
Core deposit intangible amortization	126	111	114	114	129	465	426
Minority interest expense for trust preferred securities	1,545	1,542	1,549	1,552	1,799	6,188	5,916
Other	4,886	3,802	3,976	4,129	5,936	16,793	18,212

Total noninterest expense	29,436	29,471	29,053	29,643	31,872	117,603	116,106

Income before income taxes	7,780	11,132	9,219	14,260	14,251	42,391	48,900
Provision for income taxes	2,583	3,707	3,028	4,719	4,619	14,037	15,717

Income from continuing operations	$5,197	$7,425	$6,191	$9,541	$9,632	$28,354	$33,183
Income (loss) from discontinued operations before income taxes	1,101	44,426	(2,534)	2,827	1,211	45,820	5,729
Provision for income taxes	407	24,510	(984)	1,131	491	25,064	2,361

Income (loss) from discontinued operations	694	19,916	(1,550)	1,696	720	20,756	3,368

Net Income	$5,891	$27,341	$4,641	$11,237	$10,352	$49,110	$36,551

Earnings per share from continuing operations:
Basic	$0.12	$0.17	$0.14	$0.22	$0.22	$0.64	$0.76

Diluted	$0.12	$0.17	$0.14	$0.21	$0.22	$0.64	$0.74

Earnings per share:
Basic	$0.13	$0.62	$0.11	$0.26	$0.24	$1.11	$0.83

Diluted	$0.13	$0.61	$0.10	$0.25	$0.23	$1.10	$0.82

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	December 31, 2003			September 30, 2003
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Interest-Earning Assets:
Loans held for sale	$14,292	$121	3.36%	$621,113	$8,240	5.26%
Loans held for investment:
Taxable	2,077,119	32,577	6.22%	2,029,679	32,086	6.27%
Tax-exempt	4,325	68	6.24%	4,400	70	6.31%
Securities:
Taxable	415,446	3,864	3.69%	254,234	2,162	3.37%
Tax-exempt	44,499	489	4.36%	48,706	529	4.31%
Trading assets	147,675	977	2.62%	126,349	857	2.69%
Federal funds sold and securities purchased under agreements to resell	28,004	63	0.89%	12,722	27	0.84%
Deposits in financial institutions	1,780	16	3.57%	1,344	17	5.02%

Total interest-earning assets	2,733,140	38,175	5.54%	3,098,547	43,988	5.63%
Noninterest-earning assets	276,411			335,800

Total Assets	$3,009,551			$3,434,347

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$908,949	1,016	0.44%	$877,274	987	0.45%
Certificates and other time	608,162	3,094	2.02%	658,217	3,461	2.09%
Other borrowings	172,627	504	1.16%	527,771	1,491	1.12%
Notes payable	16,598	128	3.06%	17,553	137	3.10%
Subordinated debt	46,607	598	5.09%	46,356	589	5.04%

Total interest-bearing liabilities	1,752,943	5,340	1.21%	2,127,171	6,665	1.24%
Noninterest-bearing liabilities	887,020			959,788
Trust preferred securities	80,000			80,000
Shareholders’ equity	289,588			267,388

Total Liabilities and Shareholders’ Equity	$3,009,551			$3,434,347

Net Interest Income & Margin		$32,835	4.77%		$37,323	4.78%

Net Interest Income & Margin (tax equivalent) (1)		$33,119	4.81%		$37,627	4.82%

(1)	In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment has been made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Year Ended
	December 31, 2003			December 31, 2002
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Interest-Earning Assets:
Loans held for sale	$441,377	$23,965	5.43%	$407,055	$27,660	6.80%
Loans held for investment:
Taxable	2,019,903	130,102	6.44%	1,785,490	128,935	7.22%
Tax-exempt	4,558	291	6.38%	5,330	307	5.76%
Securities:
Taxable	293,198	10,947	3.73%	242,004	13,957	5.77%
Tax-exempt	51,560	2,266	4.39%	66,509	2,890	4.35%
Trading assets	125,722	3,567	2.84%	114,752	4,540	3.96%
Federal funds sold and securities purchased under agreements to resell	17,763	176	0.99%	25,326	463	1.83%
Deposits in financial institutions	1,392	69	4.96%	1,960	106	5.41%

Total interest-earning assets	2,955,473	171,383	5.80%	2,648,426	178,858	6.75%
Noninterest-earning assets	355,332			373,735

Total Assets	$3,310,805			3,022,161

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$898,377	4,752	0.53%	$887,544	8,541	0.96%
Certificates and other time	664,923	14,608	2.20%	638,048	17,479	2.74%
Other borrowings	392,548	4,921	1.25%	284,965	4,946	1.74%
Notes payable	18,667	585	3.13%	20,985	797	3.80%
Subordinated debt	34,649	1,903	5.49%	—	—	—

Total interest-bearing liabilities	2,009,164	26,769	1.33%	1,831,542	31,763	1.73%
Noninterest-bearing liabilities	951,220			884,330
Trust preferred securities	80,000			69,620
Shareholders’ equity	270,421			236,669

Total Liabilities and Shareholders’ Equity	$3,310,805			$3,022,161

Net Interest Income & Margin		$144,614	4.89%		$147,095	5.55%

Net Interest Income & Margin (tax equivalent) (1)		$145,907	4.94%		$148,677	5.61%

(1)	In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment has been made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
Condensed Average Balance Sheet
Loans held for sale	$14,292	$621,113	$617,822	$515,814	$648,592
Loans held for investment	2,081,444	2,034,079	2,007,484	1,973,546	1,904,800

Total loans	2,095,736	2,655,192	2,625,306	2,489,360	2,553,392
Securities	459,945	302,940	295,811	319,250	306,168
Trading assets	147,675	126,349	107,383	121,181	147,788
Other earning assets	29,784	14,066	15,249	17,442	15,688

Total earning assets	2,733,140	3,098,547	3,043,749	2,947,233	3,023,036
Goodwill, net	57,955	50,354	51,082	55,190	55,547
Core deposit intangible	2,481	1,815	1,930	2,045	2,166
Other assets	215,975	246,948	290,087	299,205	317,605
Assets related to discontinued operations	—	36,683	53,767	52,524	51,615

Total assets	$3,009,551	$3,434,347	$3,440,615	$3,356,197	$3,449,969

Noninterest bearing deposits	$842,748	$913,403	$949,373	$913,969	$950,192
Interest bearing deposits	1,517,111	1,535,491	1,565,790	1,636,424	1,676,519

Total deposits	2,359,859	2,448,894	2,515,163	2,550,393	2,626,711
Other borrowings	172,627	527,771	470,633	400,184	405,957
Notes payable	16,598	17,553	19,792	20,717	21,470
Subordinated debt	46,607	46,356	44,994	—	—
Other liabilities	44,272	10,390	13,085	14,273	17,342
Liabilities related to discontinued operations	—	35,995	33,200	34,886	30,672

Total liabilities	2,639,963	3,086,959	3,096,867	3,020,453	3,102,152
Trust preferred securities	80,000	80,000	80,000	80,000	99,063
Shareholders’ equity	289,588	267,388	263,748	255,744	248,754

Total liabilities and shareholders’ equity	$3,009,551	$3,434,347	$3,440,615	$3,356,197	$3,449,969

	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
Period-end Loans:
Loans held for sale	$26,308	$311,729	$604,337	$481,789	$701,301
Loans held for investment
Commercial and industrial	666,767	627,378	635,240	608,456	592,892
Real estate:
Commercial	756,163	703,548	690,867	653,643	626,132
Construction and development	401,578	382,062	385,295	383,459	371,207
Residential mortgage	201,279	187,549	200,145	197,606	201,238
Consumer/other	104,944	109,716	130,602	136,274	152,092

Loans held for investment	2,130,731	2,010,253	2,042,149	1,979,438	1,943,561

Total period-end loans	$2,157,039	$2,321,982	$2,646,486	$2,461,227	$2,644,862

	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
Period-end Deposits:
Noninterest-bearing demand	$834,313	$961,877	$1,030,942	$964,014	$1,016,818
Interest-bearing demand	929,577	862,271	869,760	882,115	919,477
Certificates and other time deposits
Jumbo	441,680	378,380	470,393	451,101	476,937
Regular	212,799	213,734	222,721	232,450	259,840

Total period-end deposits	$2,418,369	$2,416,262	$2,593,816	$2,529,680	$2,673,072

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended					Year Ended
	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2002
Average loans outstanding	$2,095,736	$2,655,192	$2,625,306	$2,489,360	$2,553,392	$2,465,838	$2,197,875

Loans outstanding at period-end	$2,157,039	$2,321,982	$2,646,486	$2,461,227	$2,644,862	$2,157,039	$2,644,862

Allowance for Credit Losses
Allowance for credit losses at beginning of period	$31,350	$31,574	$28,429	$27,248	$26,128	$27,248	$22,927
Charge-offs:
Commercial, financial, and industrial	4,282	2,514	1,905	1,896	1,581	10,597	7,384
Real estate, mortgage and construction	399	1,753	1,468	866	25	4,486	1,249
Consumer	271	661	222	436	258	1,590	1,122

Total charge-offs	4,952	4,928	3,595	3,198	1,864	16,673	9,755

Recoveries:
Commercial, financial, and industrial	380	435	507	125	310	1,447	1,400
Real estate, mortgage and construction	6	9	53	89	34	157	75
Consumer	83	110	82	68	90	343	245

Total recoveries	469	554	642	282	434	1,947	1,720

Net charge-offs	4,483	4,374	2,953	2,916	1,430	14,726	8,035
Allowance associated with acquired institution	855	—	—	—	—	855	656
Allowance sold with divestiture	—	—	—	353	—	353	—
Provision for credit losses	3,000	4,150	6,098	4,450	2,550	17,698	11,700

Allowance for credit losses at end of period	$30,722	$31,350	$31,574	$28,429	$27,248	$30,722	$27,248

Nonperforming Assets
Nonperforming loans - nonaccrual	$33,887	$19,788	$20,089	$20,569	$19,654	$33,887	$19,654
Real estate acquired by foreclosure	2,124	2,669	4,736	5,177	3,358	2,124	3,358
Other repossessed assets	169	237	89	97	66	169	66

Total nonperforming assets	$36,180	$22,694	$24,914	$25,843	$23,078	$36,180	$23,078

Potential problem loans	$66,482	$72,984	$80,687	$65,897	$62,189	$66,482	$62,189

Accruing loans past due 90 days or more	$35	$5,118	$110	$334	$984	$35	$984

Ratios
Period-end allowance for credit losses to period-end loans	1.42%	1.35%	1.19%	1.16%	1.03%	1.42%	1.03%
Net charge-offs to average loans (1)	0.85%	0.65%	0.45%	0.48%	0.22%	0.60%	0.37%
Period-end allowance for credit losses to period-end nonperforming loans	90.66%	158.43%	157.17%	138.21%	138.64%	90.66%	138.64%
Nonperforming assets to total period-end loans, real estate acquired by foreclosure and other repossessed assets	1.68%	0.98%	0.94%	1.05%	0.87%	1.68%	0.87%
Nonperforming loans to total period-end loans	1.57%	0.85%	0.76%	0.84%	0.74%	1.57%	0.74%
Nonperforming assets to total period-end assets	1.13%	0.73%	0.72%	0.80%	0.64%	1.13%	0.64%

(1)	Interim periods annualized

STERLING BANCSHARES, INC.

DISCONTINUED OPERATIONS INCOME STATEMENT (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended					Year Ended
	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2002
Net interest income after provision for credit losses	—	(699)	(2,766)	(942)	(2,318)	(4,407)	(2,318)

Noninterest income:
Gain on the sale of mortgage loans	—	9,237	13,813	11,571	11,395	34,621	32,385
Mortgage origination income	—	6,228	9,422	8,173	5,833	23,823	23,641
Gain on the sale of Sterling Capital Mortgage Company	1,800	45,983	—	—	—	47,783	—
Other	—	2,889	2,788	2,387	4,244	8,064	10,987

Total noninterest income	1,800	64,337	26,023	22,131	21,472	114,291	67,013

Noninterest expense:
Salaries and employee benefits	—	8,105	8,104	8,037	6,591	24,246	26,814
Occupancy expense	—	3,356	3,215	2,849	2,756	9,420	8,663
Technology	—	299	286	293	278	878	676
Professional fees	—	341	207	225	195	773	536
Postage and delivery charges	—	398	424	409	387	1,231	1,119
Mortgage servicing rights amortization and impairment	—	1,155	11,556	3,904	5,167	16,615	13,150
Minority interest expense for SCMC	—	3	(387)	424	180	40	842
Other	699	5,555	2,386	2,221	2,389	10,861	7,166

Total noninterest expense	699	19,212	25,791	18,362	17,943	64,064	58,966

Income from discontinued operations before income taxes	1,101	44,426	(2,534)	2,827	1,211	45,820	5,729
Provision for income taxes	407	24,510	(984)	1,131	491	25,064	2,361

Income from discontinued operations	$694	$19,916	$(1,550)	$1,696	$720	$20,756	$3,368

Earnings per share from discontinued operations:
Basic	$0.01	$0.45	$(0.04)	$0.04	$0.02	$0.47	$0.08

Diluted	$0.01	$0.44	$(0.03)	$0.04	$0.02	$0.46	$0.08